FOR IMMEDIATE RELEASE

Norwood Financial Corp announces Second Quarter Financial Results

Quarterly Highlights:

•	Record net income of $9.3 million.
•	Record net interest income of $26.8 million.
•	Diluted earnings per share of $0.86.
•	Total assets of $2.908 billion.
•	Tangible book value per share increased to $22.96, surpassing the pre-acquisition value of $22.90.
•	Successfully completed Presence Bancshares integration, including core system conversion and brand convergence.

Honesdale, Pennsylvania – July 18, 2026 - Norwood Financial Corp (the “Company”) (Nasdaq Global Market-NWFL), the holding company of Wayne Bank, announced results for the second quarter and six months ended June 30, 2026.

Jim Donnelly, President and Chief Executive Officer, stated, “We are pleased to announce strong second quarter results, highlighted by record net interest income, improved profitability, and continued progress following the integration of Presence Bancshares. Net interest margin expanded on both a year-over-year and linked-quarter basis, reflecting disciplined balance sheet management and the benefit of our larger franchise. We remain focused on credit quality, expense management, and long-term value creation for our shareholders as our teams continue to execute.”

(dollars in thousands, except per share data)	Year-Over Year			Linked Quarter		Year-to-Date
	3 Months Ended			3 Months Ended		6 Months Ended
	Jun-26	Jun-25	Change	Mar-26	Change	Jun-26	Jun-25	Change
Net interest income	$26,839	$19,065	$7,774	$24,554	$2,285	$51,393	$36,923	$14,470
Net interest spread (fte) [1]	3.27%	2.75%	52 bps	3.04%	23 bps	3.16%	2.68%	48 bps
Net interest margin (fte) [1]	3.90%	3.43%	47 bps	3.68%	22 bps	3.79%	3.37%	42 bps
Pre Provision Net Revenue (PPNR) [1]	$13,573	$8,782	$4,791	$6,279	$7,294	$19,852	$16,927	$2,925
Net income	$9,328	$6,205	$3,123	$3,730	$5,598	$13,058	$11,978	$1,080
Diluted earnings per share	$0.86	$0.67	$0.19	$0.35	$0.51	$1.21	$1.30	$(0.09)
Return on average assets	1.28%	1.06%	22 bps	0.53%	75 bps	0.91%	1.03%	(12 bps)
Return on tangible equity	15.04%	12.83%	221 bps	6.04%	900 bps	10.55%	12.62%	(207 bps)

Excluding merger-related expenses and 2026 BOLI Restructuring Fees (see Non-GAAP reconciliations)
(dollars in thousands, except per share data)	Year-Over Year			Linked Quarter		Year-to-Date
	3 Months Ended			3 Months Ended		6 Months Ended
	Jun-26	Jun-25	Change	Mar-26	Change	Jun-26	Jun-25	Change
Pre Provision Net Revenue (PPNR)	$13,626	$8,932	$4,694	$11,445	$2,181	$25,071	$8,932	$16,139
Net income	$9,370	$6,324	$3,046	$7,811	$1,559	$17,181	$12,097	$5,085
Diluted earnings per share	$0.86	$0.69	$0.17	$0.72	$0.14	$1.59	$1.31	$0.28
Return on average assets	1.29%	1.08%	21 bps	1.10%	19bps	1.20%	1.04%	16bps
Return on average tangible equity	15.11%	13.08%	203 bps	12.65%	246 bps	13.88%	12.75%	126 bps

Discussion of financial results for the three months ended June 30, 2026 (all comparisons are to second quarter 2025, unless otherwise noted):

•	Net income was $9.3 million, an increase of $3.1 million from $6.2 million. Diluted earnings per share were $0.86 compared to $0.67.
•	Net interest income was $26.8 million, an increase of $7.8 million from $19.1 million. On a linked-quarter basis, net interest income increased $2.3 million from $24.6 million.
•	Net interest margin (fully taxable equivalent) was 3.90% compared to 3.43%. On a linked-quarter basis, NIM increased 22 basis points from 3.68%.
•	Pre-provision net revenue (PPNR) was $13.6 million, compared to $8.8 million in the prior-year quarter and $6.3 million in the linked quarter.
•	Total assets were $2.908 billion, compared to $2.365 billion, an increase of 22.9%.
•	Loans receivable were $2.263 billion compared to $1.791 billion, an increase of 26.4%.
•	Total deposits were $2.514 billion compared to $1.998 billion, an increase of 25.8%.
•	Tangible book value per share was $22.96 compared to $21.17 at June 30, 2025, and increased $0.54 on a linked-quarter basis from $22.43.
•	Allowance for credit losses to total loans was 1.13%. Nonperforming loans to total loans were 1.23% and nonperforming assets to total assets were 0.98%.

Credit Quality

During the second quarter of 2026, the Company recorded net charge-offs of approximately $1.4 million, including a $729 thousand charge-off related to a previously disclosed borrower relationship that filed for Chapter 11 bankruptcy protection during June 2026. The relationship consists of five loans to four borrower entities with aggregate exposure of approximately $22 million to the Bank and is primarily secured by commercial real estate. The Company continues to evaluate the potential loss exposure associated with the relationship, monitor the bankruptcy proceedings, and assess underlying collateral values. Management believes the allowance for credit losses remains appropriate based on information currently available.

About Norwood Financial Corp

Norwood Financial Corp, through its subsidiary, Wayne Bank operates 33 Community Offices serving Wayne, Pike, Monroe, Lackawanna, Luzerne, Chester, Cumberland, and Lancaster Counties in Pennsylvania, along with Delaware, Sullivan, Otsego, Ontario, and Yates Counties in New York. The Company has total assets of $2.9 billion. The Company’s stock is traded on the Nasdaq Global Market under the symbol “NWFL”. For more information, visit wayne.bank.

Forward-Looking Statements

In addition to historical information, this earnings release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which describes the future plans, strategies and expectations of the Company. Forward-looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “assume,” “plan,” “seek,” “expect,” “will,” “may,” “should,” “indicate,” “would,” “contemplate,” “continue,” “target” and words of similar meaning. Forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Accordingly, you should not place undue reliance on such statements. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this report.  Those risks and uncertainties include, among other things, changes in federal and state laws, changes in interest rates, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control core operating expenses and costs, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Measures

In addition to presenting information in conformity with accounting principles generally accepted in the United States of America (GAAP), this news release contains financial information determined by methods other than GAAP (non-GAAP). The following measures used in this release, which are commonly utilized by financial institutions, have not been specifically exempted by the Securities and Exchange Commission ("SEC") and may constitute "non-GAAP financial measures" within the meaning of the SEC's rules.

The Company has provided in this news release supplemental disclosures for the calculation of Return on Average Assets, Return on Average Tangible Shareholders’ Equity, Basic Earnings per Share, Diluted Earnings per Share, Tangible Book Value and Pre Provision Net Revenue. Management believes that the non-GAAP financial measures disclosed by the Company from time to time are useful in evaluating the Company’s performance and that such information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Our non-GAAP financial measures may differ from similar measures presented by other companies.

Contact: John M. McCaffery

    Executive Vice President &

    Chief Financial Officer

    NORWOOD FINANCIAL CORP

    272-304-3003

    www.waynebank.com

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets
(dollars in thousands, except share and per share data)
(unaudited)
	June 30
	2026	2025
ASSETS
Cash and due from banks	$30,902	$32,052
Interest-bearing deposits with banks	29,387	20,993
Fed funds sold	0	0
Cash and cash equivalents	60,289	53,045

Securities available for sale	438,967	402,460
Loans receivable	2,262,813	1,790,574
Less: Allowance for credit losses	25,632	20,908
Net loans receivable	2,237,181	1,769,666
Regulatory stock, at cost	6,399	7,538
Bank premises and equipment, net	25,262	21,608
Bank owned life insurance	55,404	46,099
Foreclosed real estate owned	771	-
Accrued interest receivable	10,568	8,642
Deferred tax assets, net	19,979	17,693
Goodwill	36,375	29,266
Other intangible assets	3,153	121
Other assets	13,566	9,212
TOTAL ASSETS	$2,907,914	$2,365,350

LIABILITIES
Deposits:
Non-interest bearing demand	$500,383	$406,358
Interest-bearing	2,013,914	1,591,476
Total deposits	2,514,297	1,997,834
Short-term borrowings	-	26,500
Other borrowings	65,513	85,350
Accrued interest payable	8,668	10,975
Other liabilities	29,796	19,266
TOTAL LIABILITIES	2,618,274	2,139,925

STOCKHOLDERS' EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	-	-
Common Stock, $.10 par value per share,
authorized: 20,000,000 shares,
issued: 2026: 11,182,591 shares, 2025: 9,490,505 shares	1,118	949
Surplus	174,337	126,990
Retained earnings	146,685	131,199
Treasury stock, at cost: 2026: 290,841 shares, 2025: 229,983 shares	(7,957)	(6,208)
Accumulated other comprehensive loss	(24,543)	(27,505)
TOTAL STOCKHOLDERS' EQUITY	289,640	225,425

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$2,907,914	$2,365,350

Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	2026	2025
INTEREST INCOME
Loans receivable, including fees	$35,585	$27,115	$69,458	$53,103
Securities	4,495	3,871	8,605	7,742
Other	377	220	777	446
Total Interest income	40,457	31,206	78,840	61,291

INTEREST EXPENSE
Deposits	12,899	10,869	25,686	21,617
Short-term borrowings	32	211	92	669
Other borrowings	687	1,061	1,669	2,082
Total Interest expense	13,618	12,141	27,447	24,368
NET INTEREST INCOME	26,839	19,065	51,393	36,923
PROVISION FOR CREDIT LOSSES	1,944	950	3,403	1,807
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	24,895	18,115	47,990	35,116

OTHER INCOME
Service charges and fees	1,666	1,514	3,421	3,027
Income from fiduciary activities	248	226	486	551
Gains on sales of loans, net	54	65	131	112
Earnings and proceeds on life insurance policies	326	266	640	552
Other	232	177	564	357
Total other income	2,526	2,248	5,242	4,599

OTHER EXPENSES
Salaries and employee benefits	8,674	6,605	17,223	13,077
Occupancy, furniture and equipment	1,569	1,349	3,294	2,727
Data processing and related operations	1,576	1,189	3,010	2,274
Taxes, other than income	174	192	376	385
Professional fees	596	473	1,422	1,132
FDIC Insurance assessment	428	355	935	761
Foreclosed real estate	31	137	67	141
Amortization of intangibles	165	15	331	30
Merger	53	150	4,994	150
Other	2,526	2,066	5,131	3,918
Total other expenses	15,792	12,531	36,783	24,595

INCOME BEFORE TAX EXPENSE	11,629	7,832	16,449	15,120
INCOME TAX EXPENSE	2,301	1,627	3,391	3,142
NET INCOME	$9,328	$6,205	$13,058	$11,978

Basic earnings per share	$0.86	$0.67	$1.21	$1.30

Diluted earnings per share	$0.86	$0.67	$1.21	$1.30

NORWOOD FINANCIAL CORP
NET INTEREST MARGIN ANALYSIS (unaudited)
(dollars in thousands)
	For the Quarter Ended
	June 30, 2026			March 31, 2026			June 30, 2025
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(2)	(1)	(3)	(2)	(1)	(3)	(2)	(1)	(3)
Assets
Interest-earning assets:
Fed funds sold	$1,511	14	3.72%	$933	11	4.78%	$		%
Interest-bearing deposits with banks	43,467	$364	3.36	72,896	$389	2.16	19,085	$220	4.62
Securities available for sale:
Taxable	435,004	4,246	3.92	415,567	3,859	3.77	404,428	3,624	3.59
Tax-exempt (1)	44,269	315	2.85	44,634	318	2.89	44,158	312	2.83
Total securities available for sale (1)	479,273	4,561	3.82	460,201	4,177	3.68	448,586	3,936	3.52
Loans receivable (1) (4) (5)	2,253,991	35,700	6.35	2,195,033	33,999	6.28	1,783,626	27,249	6.13
Total interest-earning assets	2,778,242	40,639	5.87	2,729,063	38,576	5.73	2,251,297	31,405	5.60
Non-interest earning assets:
Cash and due from banks	30,147			30,663			30,323
Allowance for credit losses	(24,556)			(23,391)			(20,733)
Other assets	129,320			131,739			94,922
Total non-interest earning assets	134,911			139,011			104,512
Total Assets	$2,913,153			$2,868,074			$2,355,809
Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Interest-bearing demand and money market	$727,580	$3,460	1.91	$723,966	$3,462	1.94	$573,904	$2,887	2.02
Savings	231,852	200	0.35	218,829	137	0.25	204,318	119	0.23
Time	1,071,210	9,239	3.46	1,040,656	9,188	3.58	821,725	7,863	3.84
Total interest-bearing deposits	2,030,642	12,899	2.55	1,983,451	12,787	2.61	1,599,947	10,869	2.72
Short-term borrowings	3,233	32	3.97	6,358	60	3.83	17,757	211	4.77
Other borrowings	67,802	687	4.06	95,152	982	4.19	95,792	1,061	4.44
Total interest-bearing liabilities	2,101,677	13,618	2.60	2,084,961	13,829	2.69	1,713,496	12,141	2.84
Non-interest bearing liabilities:
Demand deposits	486,557			458,126			389,323
Other liabilities	36,585			35,188			29,639
Total non-interest bearing liabilities	523,142			493,314			418,962
Stockholders' equity	288,334			289,799			223,351
Total Liabilities and Stockholders' Equity	$2,913,153			$2,868,074			$2,355,809
Net interest income/spread (tax equivalent basis)		27,021	3.27%		24,747	3.04%		19,264	2.75%
Tax-equivalent basis adjustment		(182)			(193)			(199)
Net interest income		$26,839			$24,554			$19,065
Net interest margin (tax equivalent basis)			3.90%			3.68%			3.43%

(1) Interest and yields are presented on a tax-equivalent basis using a marginal tax rate of 21%.
(2) Average balances have been calculated based on daily balances.
(3) Annualized
(4) Loan balances include non-accrual loans and are net of unearned income.
(5) Loan yields include the effect of amortization of deferred fees, net of costs.

NORWOOD FINANCIAL CORP
NET INTEREST MARGIN ANALYSIS (unaudited)
(dollars in thousands)
	Year to Date
	June 30, 2026			#
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(2)	(1)	(3)	(2)	(1)	(3)
Assets
Interest-earning assets:
Fed funds sold	$1,226	25	4.11%	$		%
Interest-bearing deposits with banks	58,074	$753	2.61	19,939	$446	4.51
Securities available for sale:
Taxable	425,350	8,104	3.84	406,416	7,247	3.60
Tax-exempt (1)	44,451	633	2.87	44,199	626	2.86
Total securities available for sale (1)	469,801	8,737	3.75	450,615	7,873	3.52
Loans receivable (1) (4) (5)	2,224,699	69,700	6.32	1,763,710	53,369	6.10
Total interest-earning assets	2,75,800	79,215	5.80	2,234,264	61,688	5.57
Non-interest earning assets:
Cash and due from banks	30,409			29,519
Allowance for credit losses	(23,976)			(20,445)
Other assets	130,526			94,031
Total non-interest earning assets	136,959			103,105
Total Assets	$2890,759			$2,337,369
Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Interest-bearing demand and money market	$725,787	$6,922	1.92	$560,469	$5,688	2.05
Savings	225,380	337	0.30	208,090	261	0.25
Time	1,056,053	18,427	3.52	807,841	15,668	3.91
Total interest-bearing deposits	2,00,220	25,686	2.58	1,576,400	21,617	2.77
Short-term borrowings	4,782	92	3.88	30,954	669	4.36
Other borrowings	81,395	1,669	4.13	94,676	2,082	4.43
Total interest-bearing liabilities	2,093,397	27,447	2.64	1,702,030	24,368	2.89
Non-interest bearing liabilities:
Demand deposits	472,412			384,958
Other liabilities	35,886			29,594
Total non-interest bearing liabilities	508,297			414,552
Stockholders' equity	289,064			220,787
Total Liabilities and Stockholders' Equity	$2,890,759			$2,337,369
Net interest income/spread (tax equivalent basis)		51,768	3.16%		37,320	2.68%
Tax-equivalent basis adjustment		(375)			(397)
Net interest income		$51,393			$36,923
Net interest margin (tax equivalent basis)			3.79%			3.37%

(1) Interest and yields are presented on a tax-equivalent basis using a marginal tax rate of 21%.
(2) Average balances have been calculated based on daily balances.
(3) Annualized
(4) Loan balances include non-accrual loans and are net of unearned income.
(5) Loan yields include the effect of amortization of deferred fees, net of costs.

NORWOOD FINANCIAL CORP
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended June 30	2026	2025

Net interest income	$26,839	$19,065
Net income	9,328	6,205

Net interest spread (fully taxable equivalent)	3.27%	2.75%
Net interest margin (fully taxable equivalent)	3.90%	3.43%
Return on average assets	1.28%	1.06%
Return on average equity	12.98%	11.14%
Return on average tangible equity	15.04%	12.83%
Basic earnings per share	$0.86	$0.67
Diluted earnings per share	$0.86	$0.67

For the Six Months Ended June 30	2026	2025

Net interest income	51,393	36,923
Net income	13,058	11,978

Net interest spread (fully taxable equivalent)	3.16%	2.68%
Net interest margin (fully taxable equivalent)	3.79%	3.37%
Return on average assets	0.91%	1.03%
Return on average equity	9.11%	10.94%
Return on average tangible equity	10.55%	12.62%
Basic earnings per share	1.21	1.30
Diluted earnings per share	1.21	1.30

As of June 30	2026	2025

Total assets	$2,907,914	$2,365,350
Total loans receivable	2,262,813	1,790,574
Allowance for credit losses	25,632	20,908
Total deposits	2514297	1,997,834
Stockholders' equity	289,640	225,425
Trust assets under management	242,164	207,402

Book value per share	$26.59	$24.34
Tangible book value per share	$22.96	$21.17
Equity to total assets	9.96%	9.53%
Allowance to total loans receivable	1.13%	1.17%
Nonperforming loans to total loans	1.21%	0.45%
Nonperforming assets to total assets	0.97%	0.34%

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	June 30	March 31	December 31	September 30	June 30
	2026	2026	2025	2025	2025
ASSETS
Cash and due from banks	$30,902	$25,480	$32,118	$50,348	$32,052
Interest-bearing deposits with banks	29,387	75,258	12,318	24,382	20,993
Fed funds sold	0	1,835
Cash and cash equivalents	60,289	102,573	44,436	74,730	53,045

Securities available for sale	438,967	431,204	408,782	403,989	402,460
Loans receivable	2,262,813	2,238,657	1,853,422	1,814,682	1,790,574
Less: Allowance for credit losses	25,632	24,350	19,882	19,911	20,908
Net loans receivable	2,237,181	2,214,307	1,833,540	1,794,771	1,769,666
Regulatory stock, at cost	6,399	7,161	6,623	6,163	7,538
Bank owned life insurance	55,404	55,078	46,089	45,821	46,099
Bank premises and equipment, net	25,262	25,299	22,971	22,292	21,608
Foreclosed real estate owned	771	771	771	-	-
Goodwill and other intangibles	39,528	39,693	29,364	29,375	29,387
Other assets	44,113	41,168	32,266	34,810	35,547
TOTAL ASSETS	$2,907,914	$2,917,254	$2,424,842	$2,411,951	$2,365,350

LIABILITIES
Deposits:
Non-interest bearing demand	$500,383	$470,706	$419,597	$424,027	$406,358
Interest-bearing deposits	2,013,914	2,035,992	1,659,048	1,649,941	1,591,476
Total deposits	2,514,297	2,506,698	2,078,645	2,073,968	1,997,834
Borrowings	65,513	88,268	74,133	72,071	111,850
Other liabilities	38,464	38,350	29,907	31,007	30,241
TOTAL LIABILITIES	2,618,274	2,633,316	2,182,685	2,177,046	2,139,925

STOCKHOLDERS' EQUITY	289,640	283,938	242,157	234,905	225,425

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$2,907,914	$2,917,254	$2,424,842	$2,411,951	$2,365,350

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	June 30	March 31	December 31	September 30	June 30
Three months ended	2026	2026	2025	2025	2025
INTEREST INCOME
Loans receivable, including fees	$35,585	$33,873	$28,666	$28,141	$27,115
Securities	4,495	4,110	3,906	3,907	3,871
Other	377	400	474	144	220
Total interest income	40,457	38,383	33,046	32,192	31,206

INTEREST EXPENSE
Deposits	12,899	12,787	11,334	10,730	10,869
Borrowings	719	1,042	768	1,004	1,272
Total interest expense	13,618	13,829	12,102	11,734	12,141
NET INTEREST INCOME	26,839	24,554	20,944	20,458	19,065
PROVISION FOR (RELEASE OF) CREDIT LOSSES	1,944	1,459	468	(502)	950
NET INTEREST INCOME AFTER (RELEASE OF) PROVISION
FOR CREDIT LOSSES	24,895	23,095	20,476	20,960	18,115

OTHER INCOME
Service charges and fees	1,666	1,755	1,734	1,660	1,514
Income from fiduciary activities	248	238	228	254	226
Net realized (losses) gains on sales of securities	-	-	-	-	-
Gains on sales of loans, net	54	76	83	130	65
Gains on sales of foreclosed real estate owned	-	-	-	-	-
Earnings and proceeds on life insurance policies	326	314	268	268	266
Other	232	332	198	193	177
Total other income	2,526	2,715	2,511	2,505	2,248

OTHER EXPENSES
Salaries and employee benefits	8,674	8,549	7,155	6,696	6,605
Occupancy, furniture and equipment, net	1,569	1,725	1,390	1,361	2,538
Foreclosed real estate	31	36	-	1	137
FDIC insurance assessment	428	507	423	368	355
Other	5,090	10,173	4,651	4,508	2,896
Total other expenses	15,792	20,990	13,619	12,934	12,531

INCOME BEFORE TAX (BENEFIT) EXPENSE	11,629	4,820	9,368	10,531	7,832
INCOME TAX (BENEFIT) EXPENSE	2,301	1,090	1,926	2,197	1,627
NET (LOSS) INCOME	$9,328	$3,730	$7,442	$8,334	$6,205

Basic (loss) earnings per share	$0.86	$0.35	$0.81	$0.89	$0.67

Diluted (loss) earnings per share	$0.86	$0.35	$0.81	$0.89	$0.67

Book Value per share	$26.59	$26.07	$26.06	$25.36	$24.34
Tangible Book Value per share	22.96	22.43	22.90	22.19	21.17

Return on average assets (annualized)	1.28%	0.53%	1.21%	1.40%	1.06%
Return on average equity (annualized)	12.98%	5.22%	12.30%	14.58%	11.14%
Return on average tangible equity (annualized)	15.04%	6.04%	14.01%	16.76%	12.83%

Net interest spread (fte)	3.27%	3.04%	2.93%	2.94%	2.75%
Net interest margin (fte)	3.90%	3.68%	3.60%	3.63%	3.43%

Allowance for credit losses to total loans	1.13%	1.09%	1.07%	1.10%	1.17%
Net charge-offs to average loans (annualized)	0.24%	0.09%	0.13%	0.13%	0.08%
Nonperforming loans to total loans	1.21%	0.46%	0.34%	0.36%	0.45%
Nonperforming assets to total assets	0.97%	0.38%	0.28%	0.31%	0.34%
Nonperforming loans to total assets	0.94%	0.35%	0.26%	0.27%	0.34%
Loan Loss Reserve/NPAs	91.13%	219.93%	279.62%	270.50%	258.43%

NORWOOD FINANCIAL CORP
Reconciliation of Non-GAAP Results (unaudited)
(dollars in thousands, except per share data)

Net Interest Income FTE
(dollars in thousands)		Three months ended		Six months ended
		June 30		June 30
		2026	2025	2026	2025

	Net Interest Income	$26,839	$19,065	$51,393	$36,923
	Taxable equivalent basis adjustment using 21% marginal tax rate	182	199	375	397
	Net interest income on a fully taxable equivalent basis	$27,021	$19,264	$51,768	$37,320

Average Tangible Equity
(dollars in thousands)
		Three months ended		Six months ended
		June 30		June 30
		2026	2025	2026	2025

	Average equity	$288,334	$223,351	$289,064	$220,787
	Average goodwill and other intangibles	(39,609)	(29,394)	(39,472)	(29,402)
	Average tangible equity	$248,725	$193,957	$249,592	$191,385

NORWOOD FINANCIAL CORP
Reconciliation of Non-GAAP Results
(dollars in thousands, except per share data)

Pre Provision Net Revenue
(Dollars in thousands)

	Six Months	Three Months	Three Months	Six Months	Three Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2026	2026	2026	2025	2025
Income before tax expense (GAAP)	$16,449	$11,629	$4,820	$15,120	$7,832
Provision for credit losses	3,403	1,944	1,459	1,807	950
Pre provision net revenue (PPNR) (Non-GAAP)	19,852	13,573	6,279	16,927	8,782
Merger-related expenses	4,994	53	4,941	150	150
BOLI restructuring fee	225	0	225	0	0
PPNR adjusted for one time expenses (Non-GAAP)	25,071	13,626	11,445	17,077	8,932

NORWOOD FINANCIAL CORP
Reconciliation of Non-GAAP Results (unaudited)
(dollars in thousands, except per share data)

Adjusted Return on Average Assets
(Dollars in thousands)
	Six Months	Three Months	Three Months	Six Months	Three Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2026	2026	2026	2025	2025
Net income	$13,058	$9,328	$3,730	$11,978	$6,205
Average assets	2,890,759	2,913,153	2,868,074	2,337,369	2,355,809
Return on average assets (annualized)	0.91%	1.28%	0.53%	1.03%	1.06%
Net income	13,058	9,328	3,730	11,978	6,205
Merger-related expenses	4,994	53	4,941	150	150
Boli restructuring fee	225	0	225	0	0
Tax effect at 21%	(1,096)	(11)	(1,085)	(32)	(32)
Adjusted Net Income (Non-GAAP)	17,181	9,370	7,811	12,097	6,324
Average assets	2,890,759	2,913,153	2,868,074	2,337,369	2,355,809
Adjusted return on average assets (annualized)
(Non-GAAP)	1.20%	1.29%	1.10%	1.04%	1.08%

Adjusted Return on Average Tangible Shareholders' Equity
(Dollars in thousands)
	Six Months	Three Months	Three Months	Six Months	Three Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2026	2026	2026	2025	2025
Net income	$13,058	$9,328	$3,730	$11,978	$6,205
Average shareholders' equity	289,064	288,334	289,799	220,787	223,351
Average intangible assets	(39,472)	(39,609)	(39,334)	(29,402)	(29,394)
Average tangible shareholders' equity	249,592	248,725	250,465	191,385	193,957
Return on average tangible shareholders' equity (annualized)	10.55%	15.04%	6.04%	12.62%	12.83%
Net income	13,058	9,328	3,730	11,978	6,205
Merger-related expenses	4,994	53	4,941	150	150
Boli restructuring fee	225	0	225	0	0
Tax effect at 21%	(1,096)	(11)	(1,085)	(32)	(32)
Adjusted Net Income (Non-GAAP)	17,181	9,370	7,811	12,097	6,324
Average tangible shareholders' equity	249,592	248,725	250,465	191,385	193,957
Adjusted return on average shareholders' equity (annualized)
(Non-GAAP)	13.88%	15.11%	12.65%	12.75%	13.08%

Adjusted Earnings Per Share
(Dollars in thousands)
	Six Months	Three Months	Three Months	Six Months	Three Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2026	2026	2026	2025	2025
GAAP-Based Earnings Per Share, Basic	$1.21	$0.86	$0.35	$1.30	$0.67
GAAP-Based Earnings Per Share, Diluted	$1.21	$0.86	$0.35	$1.30	$0.67
Net Income	13,058	9,328	3,730	11,978	6,205
Merger-related expenses	4,994	53	4,941	150	150
Boli restructuring fee	225	0	225	0	0
Tax effect at 21%	(1,096)	(11)	(1,085)	(32)	(32)
Adjusted Net Income (Non-GAAP)	17,181	9,370	7,811	12,097	6,324
Adjusted Earnings per Share, Basic (Non-GAAP)	$1.59	$0.86	$0.73	$1.31	$0.69
Adjusted Earnings per Share, Diluted (Non-GAAP)	$1.59	$0.86	$0.72	$1.31	$0.69